WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       of
                         UNIPRO FINANCIAL SERVICES, INC.
                              A Florida Corporation

      THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT OR THE WARRANT SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE CORPORATION OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS WARRANT.

Warrant No.: A-1                                                         100,000
                                                    Westlake Village, California

      THIS CERTIFIES THAT, for value received, Oceanus Value Fund, L.P. (the "Holder") is entitled to subscribe for and purchase from UNIPRO FINANCIAL SERVICES, INC., a Florida corporation (the "Company"), 100,000 shares of the Company's Common Stock (as adjusted pursuant to Section 2 hereof) (the "Warrant Shares") at the purchase price of $1.00 per share (as adjusted pursuant to
Section 2 hereof) (the "Exercise Price"), upon the terms and subject to the conditions hereinafter set forth:

1.    Exercise Rights.

            (a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder at any time during the term hereof, in whole or in part, by surrender of this Warrant and delivery of a completed and duly executed Notice of Cash Exercise, in the form attached as Exhibit A hereto, accompanied by payment to the Company of an amount equal top the Exercise Price then in effect multiplied by the number of Warrant Shares to be purchased by the Holder in connection with such cash exercise of this Warrant, which amount may be paid, at the election of the Holder, by wire transfer, delivery of a check payable to the order of the Company or delivery of a promissory note made by the Company for whole or partial cancellation, or any combination of the foregoing, to the principal offices of the Company. The exercise of this Warrant shall be deemed to have been effected on the day on which the Holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section 1. Upon such exercise, the Holder will be deemed a shareholder of record of those Warrant Shares for which the Warrant has been exercised with all rights of a shareholder (including, without limitation, all voting rights with respect to such Warrant Shares and all rights to receive any dividends with respect to such Warrant Shares). If this Warrant is to be exercised in respect of less than all of the Warrant Shares covered hereby, the Holder shall be entitled to receive a new warrant covering the number of Warrant Shares in respect of which this Warrant shall not have been exercised and for which it remains subject to exercise. Such new warrant shall be in all other respects identical to this Warrant.

            (b) Fair Market Value. For purposes of this Section 1, the "Fair Market Value" of the Common Stock shall have the following meanings:

                  (i) If the Common Stock is not listed for trading on a
            national securities exchange or admitted for trading on a national market system, then the Fair Market Value of a share of Common Stock shall be as determined in good faith by the Board of Directors (the "Board of Directors") of the Company as of the date of exercise.

                  (ii) If the Common Stock is listed for trading on a national securities exchange or admitted for trading on a national market system, then the Fair Market Value of Common Stock shall be deemed to be the closing price quoted on the principal securities exchange on which the Common Stock is listed for trading, or if not so listed, the average of the closing bid and asked prices for Common Stock quoted on the national market system on which Common Stock is admitted for trading, each as published in the Western Edition of The Wall Street Journal, in each case for the ten trading days prior to the date of exercise pursuant to clause (b) of Fair Market Value for Common Stock in accordance herewith.

            (c) Additional Conditions to Exercise of Warrant. Unless there is a registration statement declared or ordered effective by the Securities and Exchange Commission (the "Commission") under the Securities Act which includes the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant, such rights may not be exercised unless and until:

                  (i) the Company shall have received an Investment
            Representation Statement, in the form attached as Exhibit B hereto, certifying that, among other things, the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant are being acquired for investment and not with a view to any sale or distribution thereof; and

                  (ii) each certificate evidencing the Warrant Shares to be
            issued upon the exercise of the rights represented by this Warrant shall be stamped or imprinted with a legend substantially in the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE
                  SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN AN AGREEMENT BETWEEN THE COMPANY AND THE
                  SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

            (d) Fractional Shares. Upon the exercise of the rights represented by this Warrant, the Company shall not be obligated to issue fractional shares of Common Stock, and in lieu thereof, the Company shall pay to the Holder an amount in cash equal to the Fair Market Value per share of Common Stock immediately prior to such exercise multiplied by such fraction (rounded to the nearest cent).

            (e) Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable two years from the date this Warrant is issued.

            (f) Record Ownership of Warrant Shares. The Warrant Shares shall be deemed to have been issued, and the person in whose name any certificate representing Warrant Shares shall be issuable upon the exercise of the rights represented by this Warrant (as indicated in the appropriate Notice of Exercise) shall be deemed to have become the holder of record of (and shall be treated for all purposes as the record holder of) the Warrant Shares represented thereby, immediately prior to the close of business on the date or dates upon which the rights represented by this Warrant are exercised in accordance with the terms hereof.

            (g) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased pursuant hereto shall be delivered to the Holder promptly and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

            (h) Issue Taxes. The issuance of certificates for shares of stock upon the exercise of the rights represented by this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

            (i) Conditional Exercise. The Holder of this Warrant shall have the right to submit a notice of exercise of this Warrant conditional upon the closing of a registered secondary offering or an acquisition of the Company. If such transaction upon which such exercise is conditioned is not consummated, such notice of exercise shall be deemed of no further force or effect. For the purposes hereof, the Fair Market Value for the purposes of Section 1(b) hereto shall be the price to the public in the case of a registered secondary offering and in the case of an acquisition of the Company shall be the value of the consideration payable or issuable to the holders of the Company's Common Stock.

            (j) Stock Fully Paid; Reservation of Shares. All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be duly and validly issued, will be fully paid and nonassessable, will not violate any preemptive rights or rights of first refusal, will be free from restrictions on transfer other than those imposed under applicable federal and state securities laws, will be issued in compliance with all applicable federal and state securities laws, and will have the rights, preferences and privileges described in the Company's Certificate of Incorporation, as amended; and the Warrant Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Holder through no action of the Company. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the right represented by this Warrant.

2.    Adjustment Rights.

            (a) Right to Adjustment. The number of Warrant Shares purchasable upon the exercise of the rights represented by this Warrant, and the Exercise Price therefor, shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  (i) Merger. If at any time there shall be a merger or
            consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.

                  (ii) Stock Splits, Dividends, Combinations and Consolidations.
            In the event of a stock split, stock dividend or subdivision of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such stock split, stock dividend or subdivision shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased, effective at the close of business on the date of such stock split, stock dividend or subdivision, as the case may be. In the event of a reverse stock split, consolidation, combination or other similar event of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such reverse stock split, consolidation, combination or other similar event shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such reverse stock split, consolidation, combination or other similar event, as the case may be.

            (b) Adjustment Notices. Upon any adjustment of the Exercise Price, and any increase or decrease in the number of Warrant Shares subject to this Warrant, in accordance with this Section 2, the Company, within 30 days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Warrant Shares subject to this Warrant, setting forth in reasonable detail the method of calculation of each such adjustment.

3.    Transfer of Warrant.

            (a) Conditions. This Warrant and the rights represented hereby are not transferable, except in accordance with the conditions set forth in this Section 3; provided, however, that the Company shall waive the provisions of Section 3(b)(ii), below, and shall consent to the transfer of this Warrant, if the Holder of the Warrant would otherwise be permitted to transfer the Warrant Shares in accordance with State and Federal Securities Laws. In order to effect any transfer of all or a portion of this Warrant, the Holder hereof shall deliver to the Company a completed and duly executed Notice of Transfer, in the form attached as Exhibit C hereto.

            (b) Additional Conditions to Transfer of Warrant. Unless there is a registration statement declared or ordered effective by the Commission under the Securities Act which includes this Warrant, this Warrant may not be transferred unless and until:

                  (i) the Company receives an Investment Representation
            Statement, in the form attached as Exhibit D hereto, certifying that, among other things, this Warrant is being acquired for investment and not with a view to any sale or distribution thereof; and

                  (ii) the Company receives a written notice from the Holder which describes the manner and circumstances of the proposed transfer accompanied by a written opinion of Holder's legal counsel, in form and substance reasonably satisfactory to the Company, stating that such transfer is exempt from the registration and prospectus delivery requirements of the Securities Act and all applicable state securities laws or with a Commission "no-action" letter stating that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Securities Act or such securities may be transferred in accordance with Rule 144(k). Upon receipt of the foregoing, the Company shall, or shall instruct its transfer agent to, promptly, and without expense to the Holder issue new securities in the name of the Holder not bearing the legends required under
            Section 1(d)(ii). In addition, new securities shall be issued without such legend if such legends may be properly removed under the terms of Rule 144(k).

4. No Shareholder Rights. The Holder of this Warrant (and any transferee hereof) shall not be entitled to vote on matters submitted for the approval or consent of the shareholders of the Company or to receive dividends declared on or in respect to the shares of Common Stock or any other capital stock or other securities of the Company which may at any time be issuable upon the exercise of the rights represented hereby for any purpose, nor shall anything contained herein be construed to confer upon the Holder (or any transferee hereof) any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted for the approval or consent of the shareholders, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, merger or consolidation, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein. No provision of this Warrant, in the absence of the actual exercise of such Warrant or any part thereof into Common Stock issuable upon such exercise, shall give rise to any liability on the part of such Holder as a shareholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

5.    Miscellaneous.

            (a) Governing Law. This Warrant will be construed in accordance with, and governed in all respects by, the laws of the State of California, as applied to agreements entered into, and to be performed entirely in such state, between residents of such state.

            (b) Dispute Resolution.

                  (i) Negotiation. In the event of any dispute, controversy or claim arising out of or relating to this Warrant, representatives of the parties will meet in a location chosen by the party initiating the negotiation not later than ten business days after written notice from one party to the other of such dispute and will enter into good faith negotiations aimed at resolving the dispute. If they are unable to resolve the dispute in a mutually satisfactory manner within 30 business days from the date of such notice, the matter may be submitted by either party to arbitration as provided for in
            Section 5(b)(ii), below.

                  (ii) Arbitration.

                        (a) Any dispute, controversy or claim between or among
                  any of the parties hereto arising out of or relating to this Warrant or the breach, termination or invalidity thereof, including any dispute as to whether any dispute is subject to arbitration, which has not been resolved after good faith negotiations pursuant to subsection 5(b)(i) hereof will be settled by binding arbitration administered by the American Arbitration Association in accordance with its then current Commercial Arbitration Rules except as provided herein.

                        (b) Any arbitration will be conducted in a location in
                  the metropolitan area of the party responding to the action by a three person arbitration panel. The three person arbitration panel will consist of one party arbitrator selected by the Company, one party arbitrator selected by the Holder, each of whom will be named within ten business days of the demand for arbitration, and one neutral arbitrator selected by the first two arbitrators. If the two party appointed arbitrators cannot agree on the neutral arbitrator within ten business days of the selection of the last party appointed arbitrator, the American Arbitration Association will appoint the neutral arbitrator, who will act as chairperson. In the event of a vacancy with respect to an arbitrator, the vacancy will be filled within ten business days of notice of the vacancy in the same manner and subject to the same requirements as are provided for in the original appointment to that position. If the vacancy is not filled within ten business days, the American Arbitration Association will make the appointment.

                        It is the intent of the parties to avoid the appearance
                  of impropriety due to bias or partiality on the part of the neutral arbitrator. Accordingly, prior to his or her appointment, such neutral arbitrator will disclose to the parties and the other members of the tribunal, any financial, fiduciary, kinship or other relationship between the neutral arbitrator and any party or its counsel. Any party will have the right to challenge in writing the appointment of the neutral arbitrator on the basis of and within five days of such disclosure. In the event of a challenge, the American Arbitration Association will uphold or dismiss the challenge and its decision will be conclusive.

                        (c) The law applicable to the validity of the
                  arbitration clause, the conduct of the arbitration, including the resort to a court for interim relief, enforcement of the award or any other question of arbitration law or procedure will be the United States' Federal Arbitration Act, 9 U.S.C. ss. 1 et seq. The parties shall be entitled to engage in reasonable discovery including requests for the production of all relevant documents and a reasonable number of depositions. The arbitration panel shall have the sole discretion to determine the reasonableness of any requested document production or deposition. It is the intent of the parties that a substantive hearing be held as soon as practicable after the appointment of the neutral arbitrator or the rejection of a challenge thereto, whichever occurs later. The presentation of evidence will be governed by the federal Rules of Evidence. A stenographic record of all witness testimony will be made.

                        (d) Any award, including any interim award, made will be
                  made by a majority of the arbitrators applying the substantive law of California and will (i) be in writing and state the arbitration panel's findings of fact and conclusions of law,
                  (ii) be made promptly, and in any event within 60 days after the conclusion of the arbitration hearing; and (iii) be binding against the parties involved and may be entered for enforcement in any court of competent jurisdiction.

                        (e) Fifty percent of the costs of any arbitration
                  proceeding (e.g., arbitrators, court reporter and room rental fees) will be borne by the Company with the remaining 50% to paid by the other party to the dispute. However, each party will pay its own expense, including attorneys' and other professionals' fees and disbursements.

                        (f) The arbitration provision set forth in this Section
                  5(b)(ii) will be a complete defense to any suit, action or proceeding instituted in any court with respect to any matter arbitrable under this Warrant, except that judicial intervention may be sought in accordance with Section 5(b)(iii) hereof.

                  (iii) No Waivers; Interim Relief. The parties mutually
            acknowledge that an award of damages may be inadequate to remedy any breach hereof and that injunctive relief may be required. Therefore,
            (i) a party may request a court of competent jurisdiction to provide interim injunctive relief in aid of arbitration or to prevent a violation of this Warrant pending arbitration, and any such request will not be deemed a waiver or breach of the obligations to arbitrate set forth herein and (ii) the arbitrators may order equitable relief where they deem it appropriate and the parties agree that any interim relief ordered by the arbitrators may be immediately and specifically enforced by a court otherwise having jurisdiction over the parties.

            (c) Successors and Assigns. Subject to the restrictions on transfer described in Section 3, the rights and obligations of the Company and Holder of this Warrant shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

            (d) Waiver and Amendment. Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the Holder.

            (e) Notices. All notices and other communications required or permitted hereunder will be in writing and will be sent by telecopier or mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, addressed (a) if to the Holder, at the address indicated on the Company's books, or at such other address and telecopier number as Holder will have furnished to the Company in writing, or (b) if to the Company, at 31200 Via Colinas, Suite 200, Westlake Village, CA 91362,
      Attn: General Counsel, or at such other address and telecopier number as the Company will have furnished to the Holder and each such other holder in writing.

            Each such notice or other communication will for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally or by messenger, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail addressed and mailed as aforesaid.

            (f) Severability. In case any provision of this Warrant will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

            (g) Lost Warrant. Upon receipt from the Holder of written notice or other evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction, upon receipt of an unsecured indemnity agreement and an affidavit of lost warrant, or in the case of any such mutilation upon surrender and cancellation of the Warrant, the Company, at the Company's expense, will make and deliver a new Warrant in lieu of the lost, stolen, destroyed or mutilated Warrant carrying the same rights and obligations as the original Warrant. The Company will also pay the cost of all deliveries of the Warrant upon any exchange thereof.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.


                          UNIPRO FINANCIAL SERVICES, INC.
                          a Florida corporation

                          By:
                              John Vogel
                              President and Chief Executive Officer

                                    EXHIBIT A

                             NOTICE OF CASH EXERCISE

      TO: [_________]

      1. The undersigned hereby elects to purchase ____________ shares of Common Stock of Unipro Financial Services, Inc., a [_______] corporation (the "Company"), pursuant to the terms of Warrant No. [____], issued [________] to and in the name of [__________________], a copy of which is attached hereto (the "Warrant"), and tenders herewith full payment of the aggregate Exercise Price for such shares in accordance with the terms of the Warrant.

      2. Please issue a certificate or certificates representing said shares of ____________ Stock in such name or names as specified below:

..................................              .................................

              (Name)                                      (Name)

..................................              .................................

..................................              .................................
             (Address)                                   (Address)

      3. The undersigned hereby represents and warrants that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares. The undersigned has executed an Investment Representation Statement with certain representations and warranties, in the form attached as Exhibit B to the Warrant, concurrently herewith.

Date: _________                                [_________________]

                                               By:  ............................
                                                    (Signature must conform in
                                                    all respects to name of the
                                                    Holder as set forth on the
                                                    face of the Warrant)

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER           :    [____________________]

SELLER              :    [____________________]

COMPANY             :    Unipro Financial Services, Inc.

SECURITY            :    COMMON STOCK ISSUED UPON THE EXERCISE OF WARRANT NO.
                         [___], ISSUED ON [___________]

AMOUNT              :    [_______] SHARES

DATE                :    ________________________

      The undersigned hereby represents and warrants to Unipro Financial Services, Inc., a [___________] corporation (the "Company"), as follows:

      1. I am aware of the business affairs, financial condition and results of operations of the Company and have acquired sufficient information about the Company to reach an informed and knowledgeable investment decision to acquire the Securities. I am purchasing the Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

      2. I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold the Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

      3. I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

      4. I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

      5. I agree that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, I shall not sell or otherwise transfer any of the above listed Securities or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

      6. I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date: _________                                _________________________________

                                               By:  ............................
                                               (Signature must conform in all
                                               respects to name of the Holder as
                                               set forth on the face of the
                                               Warrant)

                                    EXHIBIT C

                               NOTICE OF TRANSFER

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the right represented by Warrant No. [___], issued on [_________] to and in the name of [___________], to purchase 100,000 shares of Common Stock of Unipro Financial Services, Inc., a [________] corporation (the "Company"), a copy of which is attached hereto (the "Warrant"), and appoints ______________________________ as attorney-in-fact to transfer such right on the books of the Company with full power of substitution in the premises.

Date: _________                                _________________________________

                                               By:  ............................
                                               (Signature must conform in all
                                               respects to name of the Holder as
                                               set forth on the face of the
                                               Warrant)

                                               .................................

                                               .................................
                                                          (Address)

Signed in the presence of:

_________________________________

                                    EXHIBIT D

                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER           :    __________________________

TRANSFEROR          :    __________________________

COMPANY             :    Unipro Financial Services, Inc.

SECURITY            :    Warrant no. [___] issued on [___________]

AMOUNT              :    __________ SHARES

DATE                :    ________________________

      The undersigned hereby represents and warrants to Unipro Financial Services, Inc., a [_________] corporation (the "Company"), as follows:

      1. I am aware of the business affairs, financial condition and results of operations of the Company, and have acquired sufficient information about the Company to reach an informed and knowledgeable investment decision to acquire the Securities. I am purchasing the Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

      2. I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold the Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

      3. I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

      4. I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

      5. I agree that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, I shall not sell or otherwise transfer any of the above listed Securities or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

      6. I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date: _________                                By:   ...........................

                                               Name: ...........................


                                      -2-